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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               August 22, 1996


                                DEP CORPORATION

             (Exact name of registrant as specified in its charter)



           DELAWARE                     0-12862                 95-2040819
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)


            2101 East Via Arado, Rancho Dominguez, California 90220
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (310) 604-0777


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ITEM 5.         OTHER EVENTS.

                On August 22, 1996, Dep Corporation (the "Company") announced that it has reached an agreement with its lender group on an amended plan of reorganization to be filed in connection with the Company's pending case under Chapter 11 of the Bankruptcy Code.

                A copy of the Company's press release announcing the agreement is included as an exhibit to this Current Report on Form 8-K.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(a)             FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

(b)             PRO FORMA FINANCIAL INFORMATION.  Not applicable.

(c)             EXHIBITS.

                28.1            PRESS RELEASE DATED AUGUST 22, 1996.







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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 22, 1996                              DEP CORPORATION


                                                   /S/ GRANT W. JOHNSON
                                            -----------------------------------
                                                       Grant W. Johnson
                                                 Vice President, Finance and
                                                   Chief Financial Officer











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                                 EXHIBIT INDEX


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Exhibit
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28.1             Press release dated August 22, 1996
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